[EXHIBIT 10.1.33]

              ASSIGNMENT AND ASSUMPTION AGREEMENT

	THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is made and entered into as of January 29, 2004, by and between Film and Miracle Entertainment, a wholly owned subsidiary of FAME, Inc. ("Fame") and TODI, Inc. ("TOD"), on the one hand, (FAME and TOD shall be collectively referred to herein as the "Assignor") and CMX Productions, Inc. ("Assignee"), on the other hand.

                         RECITALS
                         --------

        WHEREAS Assignor owns certain rights in and to that certain motion picture project currently entitled, "Tournament of Dreams" ("Project"), and rights to underlying material for the Project, all as more fully set forth herein, and Assignor desires to grant, convey, sell, assign, transfer and deliver to Assignee, and Assignee desires to accept from Assignor, according to the terms and subject to the conditions of this Agreement, all of Assignor's right, title and interest in and to such projects.

	NOW, THEREFORE, in consideration of the above recitals and the mutual covenants and conditions contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, athe parties agree, intending to be legally bound, as follows:

	1.	Assignment And Grant of Rights: Assignor hereby
                ------------------------------
irrevocably grants, sells, assigns, conveys and sets over to Assignee in perpetuity, throughout the world, all of Assignor's right, title and interest of every kind and nature in and to the Project, and any and all underlying material, life story rights, titles, themes, characters, screenplays, stories, treatments, and outlines related too any of such projects, and all translations, adaptations, revisions, sequels and other versions thereof and any other material of any kind pertaining or related to any of such projects, whether now owned or hereafter acquired by Assignor (collectively, the "Properties"), including, without limitation, all of Assignor's rights to produce, distribute, exhibit, exploit and advertise in any and all media now known or hereafter devised, motion pictures based on the Properties and all copyrights and copyright interests relating thereto (in the United States and its possessions, and all foreign territories, whether statutory or common law, and any renewals and extensions thereof) and any right to receive revenue or other benefits from the Properties; and (ii) each of the contracts, agreements, assignments, documents and instruments entered into by Assignor that pertain to any of the Properties, including, without limitation, those contracts, agreements, assignments, documents and instruments made or entered into in connection with the Project, and the results and proceeds thereof (the "Assigned Agreements"), subject to such restrictions, if any, on such rights as are contained in the Assigned Agreements or any applicable and binding collective bargaining agreements.

            2.	General Public Rights: Nothing contained in this
                ---------------------
Agreement shall be construed as requiring Assignee to exercise or exploit, or continue to exercise or exploit, any of the rights granted hereunder. The rights herein granted are in addition to, and this Agreement shall in no way limit, the rights with respect to any of the Properties or the subject matter thereof which Assignee may now or hereafter enjoy as a member of the general public.

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            3.  Warranties: Except as expressly forth herein,
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Assignor represents and warrants that (a) Assignor has not
heretofore assigned, transferred, hypothecated, impaired or otherwise disposed of any right, title or interest acquired by Assignor in the Properties or the Assigned Agreements which would materially and adversely affect the rights granted to Assignee hereunder; (b) Assignor has the right to enter into and perform this Agreement; and (c) to the best of Assignor's knowledge, there are no claims or litigation pending or threatened with respect thereto. Assignor makes no representation or warranty, express or implied, other than the foregoing.


            4.  Assumption Of Obligations: Assignee hereby assumes
                -------------------------
and shall become responsible for, and shall hereafter pay, perform and discharge, as and when due, all of the obligations and liabilities of Assignor accruing under the Assigned Agreements and under any applicable collective bargaining agreements commencing on the date of execution here of.

            5.  Indemnification: Assignor will indemnify Assignee
                ---------------
against any liability, loss, damage, cost or expense (including reasonable outside attorneys' fees) incurred by reason of any third party claim arising out of the breach by Assignor of any of its representations, warranties or agreements herein. Assignee will indemnify Assignor against any liability, loss, damage, cost or expense (including reasonable outside attorneys' fees) incurred by reason of any third party claim arising out of (i) the breach by Assignee of any of its representations, warranties or agreements herein or (ii) the developments, production, distribution or other exploitation of any motion pictures based on any of the Properties or any element thereof.

            6.  Further Documents: At Assignee's request, Assignor
                -----------------
will execute, acknowledge and deliver to Assignee any and all additional documents consistent herewith Assignee may reasonably deem necessary to evidence and effectuate any and all of Assignee's rights under this Agreement and do all such things as may be reasonably necessary to carry out and effectuate the intents and purposes of this Agreement. Assignor hereby irrevocably appoints Assignee as attorney-in-fact with full power to execute, acknowledge, deliver and record in the U.S. Copyright Office or elsewhere any and all such documents which Assignor fails to execute, acknowledge and deliver after a reasonable opportunity to review with counsel and negotiate. The appointment shall be a power coupled with an interest. Assignee will provide Assignor with copies of any documents so executed.

            7.  Remedies: All rights granted and agreed to be
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granted to Assignee under this Agreement shall be irrevocably vested in Assignee in perpetuity (including without limitation for the full term of copyright protection everywhere in the world and any and all renewals, extensions and revivals thereof).

            8.  Assignment: Assignee shall have the right to
                ----------
assign any or all of its rights under this Agreement to any person or entity; provided, however, that such third party assumes all of Assignee's obligations in writing. This Agreement shall be binding up on and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, trustees, successors and assigns.

                                                   Int. /s/   Int. /s/

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            9.	Miscellaneous:
                -------------

            (a) Entire Agreement: Except as herein expressly provided, this Agreement cancels and supersedes all prior negotiations and undertakings relating to the Property and contains all terms and conditions pertaining to the subject hereof. If there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or collective bargaining agreement the latter shall prevail; provided, that the provision hereof so affected shall be limited only to the extent necessary and no other provision shall be affected.

            (b) Notices: All written notices which either party hereto is required or may desire to give to the other shall be given by delivering or mailing the same to the other at the address shown on the signature page hereof, or at such other address as may be designated in writing in a notice to the other given as aforesaid. The date of personal delivery or three days after mailing shall be deemed the date of service of such notice or payment, unless otherwise specified herein.

            (c) No Injunctive Relief: Assignor's sole and exclusive remedy for Assignee's breach of this Agreement or any term hereof shall be an action for damages, and Assignor hereby irrevocably waives any right to seek and/or obtain rescission and/or and/or equitable and/or injunctive relief.

            (d) Governing Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully performed therein. Only the California courts (state and federal) shall have jurisdiction over controversies regarding this Agreement; any proceeding involving such a controversy shall be brought in those courts, in Los Angeles County, and not elsewhere. Any process in such proceeding may be served by, among other methods, delivering it or mailing it, by registered or certified mail, directed to, as applicable, Assignor's or Assignee's address as designated in this Agreement. Any such delivery or mail service shall have the same effect as personal service within the State of California.






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            10.  Addendum to Agreement: This Agreement shall be
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      subject to the Addendum attached hereto, and incorporated by reference herein, and all the terms and conditions specified therein. The undersigned have read the Addendum, and by their s ignatures below indicate their complete understanding thereof and their agreement thereto.

In Witness Whereof, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                FILM AND MIRACLE ENTERTAINMENT, INC.
                ("Assignor"):

By: 		Lawrence Lotman (Sig.)
                ---------------------------------
Name:           Lawrence Lotman
                ---------------------------------
Title:          Secretary/ Director/ VP Finance
                ---------------------------------
Address:	5670 Wilshire Boulevard #1690
		Los Angeles, Ca 90036
                ---------------------------------
Tel:		323-904-5200
                ---------------------------------
Fax:		323-904-5201
                ---------------------------------

                TODI, INC.
                ("Assignor"):

By: 		Tim Shiner (Sig.)
                ---------------------------------
Name:           Tim Shiner
                ---------------------------------
Title:          Secretary
                ---------------------------------
Address:	5670 Wilshire Boulevard, #1690
		Los Angeles, Ca 90036
                ---------------------------------
Tel:		323-904-5200
                ---------------------------------
Fax:		323-904-5201
                ---------------------------------

                CMX PRODUCTIONS, INC.
                ("Assignee"):

By: 		Signature Illegible (Sig.)
                ---------------------------------
Name:
                ---------------------------------
Title:		Chairman
                ---------------------------------
Address:

                ---------------------------------
Tel:
                ---------------------------------
Fax:
                ---------------------------------


                                                   Int. /s/   Int. /s/

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         ADDENDUM TO ASSIGNMENT AND ASSSUMPTION AGREEMENT

This Addendum Agreement is hereby made part of Assignment and Assumption Agreement (the "Agreement") entered into as of January 29, 2004, by and between Film and Miracle Entertainment,
Inc. and TODI, Inc., collectively referred to herein as "Assignor," and CMX Productions, Inc. ("Assignee"). The undersigned agree to, as follows:

     1. Assignment and Assumption Agreement shall become effective upon Assignee's deposit of $100,000 into a bank account, to which Assignor is a signatory.

     2. The $100,000 specified in paragraph 1 herein is to be used for the predevelopment of the motion picture, entitled
     "Blood and Bone."

     3. Upon receipt of the first funding from the production of "Blood and Bone," Assignor shall repay $100,000 to Assignee.

     4. Upon Assignees's receipt of the $100,000 repayment, all rights specified in Assignment and Assumption Agreement shall automatically revert back to Assignor, and the assignment and the grant of rights set forth in paragraph 2 of the agreement shall be deemed nullified.






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